SUBSCRIPTION AGREEMENT

3AM TECHNOLOGIES, INC.

2360 Corporate Circle, Suite 400,

Henderson, NV 89074-7722

1-702-446-0810

A.  Instructions.

Each person considering subscribing for shares (the “Shares”) of 3AM TECHNOLOGIES, INC. (the “Company”) should review the following instructions:

1.Subscription Agreement: Please complete, execute and deliver to the Company the enclosed copy of the Subscription Agreement. The Company will review the materials and, if the subscription is accepted, the Company will execute the Subscription Agreement and return one copy of the materials to you for your records.

The Company shall have the right to accept or reject any subscription, in whole or in part.  An acknowledgment of the acceptance of your subscription will be returned to you promptly after acceptance.

2.Payment: Payment for the amount of the Shares subscribed for shall be made at the time of delivery of the properly executed Subscription Agreement, or such date as the Company shall specify by written notice to subscribers (unless such period is extended in the sole discretion of the President of the Company), of a check, bank draft or wire transfer of immediately available funds to the Company at the address set forth below or an account specified by the Company. The closing of the transactions contemplated hereby (the “Closing”) will be held on such date specified in such notice (unless the closing date is extended in the sole discretion of the President of the Company). There is no minimum aggregate amount of Shares which must be sold as a condition precedent to the Closing, and the Company may provide for one or more Closings while continuing to offer the Shares that constitute the unsold portion of the Offering.

B.  Communications.

All documents and check should be forwarded to:

3AM TECHNOLOGIES, INC.

c/o William L. Macdonald

Macdonald Tuskey

409-221 West Esplanade

North Vancouver, Canada

Tel. No.: (604) 973-0579 Fax No.: (604) 973-0280

THE PURCHASE OF SHARES OF 3AM TECHNOLOGIES, INC. INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

EVERY POTENTIAL INVESTOR PRIOR TO ANY INVESTMENT OR PURCHASE OF 3AM TECHNOLOGIES, INC.’S SHARES SHOULD READ THE PROSPECTUS RELATING TO THIS OFFERING.

3AM Technologies, Inc.

Subscription Agreement

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned (the “Subscriber”) hereby subscribes for that number of shares (the “Shares”) of the Company set forth below, upon and subject to the terms and conditions set forth in the Company’s final prospectus filed on Form 424(b)(3) and dated ___________ (the “Prospectus”).

Total Number of Shares to be Acquired: ____________________________

Amount to be paid (price of $0.01 USD per Share): ____________________________

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this

______ day of _______________, 20     .

NAME:    (PRINT) as it should appear on the Certificate:

__________________________________________________________________

ADDRESS:

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

If Joint Ownership, check one (all parties must sign above):

         [  ] Joint Tenants with Right of Survivorship

         [  ] Tenants in Common

         [  ] Community Property

If Fiduciary or a Business or an Organization, check one:

         [   ] Trust

         [   ] Estate

         [  ] Power of Attorney

         Name and Type of Business Organization:

__________________________________________________

IDENTIFICATION AUTHENTICATION REQUIRED [ATTACH PHOTOCOPY OF ID]

Below is my (check one)

[   ] Government ID# - [   ] Social Security# - [   ] Passport#

#__________________________

SIGNATURE: ___________________________________________

3AM Technologies, Inc.

Subscription Agreement

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of 3AM TECHNOLOGIES, INC. this ______ day of ____________________, 20      .

By:_____________________________

Simon Gee, President

By signing this acceptance, the Subscriber agrees to be bound by the term and conditions of this Subscription Agreement.

3AM Technologies, Inc.

Subscription Agreement

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

TO:3AM TECHNOLOGIES, INC. (the “Issuer”)

RE:Purchase of Shares (the “Shares”) of the Issuer

The Subscriber is (please initial or place a check-mark on the appropriate line below):

(i)	_______ a director, executive officer or control person of the Issuer, or of an “affiliate” of the Issuer;

(ii)

_______ a spouse, parent, grandparent, brother, sister child or grandchild of _________________________________ (name of person) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

(iii)

_______ a parent, grandparent, brother, sister, child or grandchild of the spouse of ___________________________________ (name of person) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

(iv)

     X       a close personal friend (by reason of the fact that the Subscriber has directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of Simon Gee (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

(v)

_______ a close business associate (by reason of the fact that the Subscriber has had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of ____________________________________ (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

(vi)

_______ a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (as described in subsection II(a)(iv)) or close business associate (as described in subsection II(a)(v)) of _________________________ (name of person), a founder of the Issuer;

(vii)	_______ a parent, grandparent, brother, sister, child or grandchild of the spouse of __________________________________ (name of person), a founder of the Issuer;

(viii)

_______ a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above; or

(ix)	_______ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(viii) above.

3AM Technologies, Inc.

Subscription Agreement